Exhibit 10.36

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS				1. Requisition Number
	Offeror To Complete Blocks 12, 17, 23, 24 & 30			SEE SCHEDULE
2. Contract No.	3.	Award/Effective	4. Order	5. Solicitation Number			6. Solicitation Issue Date
W56HZV-06-C-0203		Date:	Number

7. For Solicitation	A.	Name		B. Telephone Number			8. Offer Due Date/Local
Information Call		REBECCA TABOR		(No Collect Calls)			Time
(586)753-2294
9. Issued By		Code W56HZV		10. This Acquisition Is	11.	Delivery For	12. Discount
						FOB	Terms
TACOM WARREN				☒ Unrestricted		Destination
AMSTA-AO-ABGD				☐ Set Aside: %		Unless Block Is
WARREN, MICHIGAN 48397-5000				For		Marked

HTTP://CONTRACTING.TACOM.ARMY.MIL				☐ Small Business	☐ See Schedule
☐ Hubzone Small
				Business	☒ 13a. This Contract Is A Rated
				☐ 8(A)	Order
e-mail: TABORR@TACOM.ARMY.MIL					Under DPAS (15 CFR 700)
NAICS: 336992
				Size Standard:	13b. Rating:
DXA4
14. Method Of Solicitation
					☐ RFQ		☐ IFB	☐ RFP

15. Deliver To		Code	16.	Administered By			Code	S1103A
SEE SCHEDULE				DCMA ATLANTA
2300 LAKE PARK DRIVE,
SUITE 300
SMYRNA, GA 30080

Telephone No.
17a. Contractor/Offeror	Code 1EFH8	Facility	18a.	Payment Will Be Made By			Code	HQ0338

FORCE PROTECTION INDUSTRIES, INC.			DFAS COLUMBUS CENTER
9801 HIGHWAY 78			SOUTH ENTITLEMENT OPERATIONS
LADSON, SC 29456-3802			PO BOX 182264
COLUMBUS, OHIO 43218-2264

Telephone No. (843)740-7015
☐ 17b Check If Remittance Is Different And Put Such	18b.	Submit Invoices To Address Shown In Block 18a Unless
Address In Offer	Block Below Is Checked
☐ See Addendum
23.
19.	20.	21.	22.	Unit	24.
Item No.	Schedule Of Supplies/Services	Quantity	Unit	Price	Amount

SEE SCHEDULE

(Use Reverse and/or Attach Additional Sheets As
Necessary)

25. Accounting And Appropriation Data	26. Total Award Amount (For Govt.
ACRN: AA 21 62020000066D8030P1351972572 S20113 W56HZV	Use Only)
$4,999,895.75

☐	27a. Solicitation Incorporates By Reference FAR 52.212-1,52.212-4, FAR 52.212-3 And 52.212-5 Are	☐	☐ Are Not
	Attached. Addenda		Attached.

☒	27b. Contract/Purchase Order Incorporates By Reference FAR 52.212-4, FAR 52.212-5 Is Attached.	☒	☐ Are Not
	Addenda		Attached.

☒ 28. Contractor Is Required To Sign This Document And Return 2 Copies to			29. ☐ Award Of Contract:
Issuing Office. Contractor Agrees To Furnish And Deliver All Items Set Forth Or		REF.	Offer Dated
Otherwise Identified Above And On Any Additional Sheets Subject To The Terms			Your Offer On Solicitation (Block 5),
And Conditions Specified Herein.			Including Any Additions Or Changes
Which Are Set Forth Herein, Is Accepted
As To Items:

30a. Signature Of Offeror/Contractor		31a. United States Of America (Signature Of Contracting
/s/ Ted M. McQuinn		Officer)

30b. Name And Title Of Signer (Type Or Print)	30c. Date	31b. Name Of Contracting Officer	31c. Date Signed
	Signed	(Type Or Print)
VICTOR J. VAUGHN
VAUGHNV@TACOM.ARMY.MIL (586)574-8283

Authorized For Local Reproduction		Standard Form 1449 (Rev. 4/2002)
Previous Edition Is Not Usable		Prescribed By GSA-FAR (48 CFR) 53.212

19.	20.	21.	22.	23.	24.
Item No.	Schedule Of Supplies/Services	Quantity	Unit	Unit Price	Amount

32a. Quantity In Column 21 Has Been

☐ Received ☐ Inspected ☐ Accepted, And Conforms To The
Contract, Except As Noted:

32b. Signature Of Authorized Government.		32c. Date	32d. Printed Name and Title of Authorized Government
Representative			Representative

32e. Mailing Address of Authorized Government Representative			32f. Telephone Number of Authorized Government
Representative

32g. E-Mail of Authorized Government Representative

33. Ship Number	34.Voucher Number	35. Amount Verified	36. Payment		37. Check Number
Correct For

Partial	Final		☐ Complete		☐
			Partial	Final
38. S/R Account	39. S/R Voucher	40. Paid By
Number	Number

41a. I Certify This Account Is Correct And Proper For Payment			42a. Received By (Print)
41b. Signature And Title Of Certifying Officer		41c. Date	42a. Received At (Location)

			42c. Date Rec’d (YY/MM/DD)		42d. Total Containers

Standard Form 1449 (Rev. 4/2002) Back

Reference No. of Document Being Continued
CONTINUATION SHEET
PIIN/SIIN W56HZV-06-C-0203
MOD/AMD

Name of Offeror or Contractor:    FORCE PROTECTION INDUSTRIES,  INC.

SUPPLEMENTAL INFORMATION

	Regulatory Cite	Title	Date

1	52.204-4850	ACCEPTANCE APPENDIX	DEC/2005
(TACOM)

(a)           Contract Number W56HZV-06-C-0203 is awarded to Force Protection Industries, Inc.  The Government accepts your proposal dated 09 February 2006, signed by Susan Harp, Senior Contract Administrator of your company.

(b)           The contractor, in its proposal, provided data for various solicitation causes, and that data has been added in this contract:

(c)           Any attachments not included with this document will be provided by TACOM-Warren directly to the administrative contracting officer (ACO) via e-mail.  Within one week of this award, any office not able to obtain these attachments from TACOM’s website (https://contracting.tacom.army.mil/) and still requiring a copy, can it request it by sending an e-mail message to the buyer listed on the front page of this contract.

[End of Clause]

2	52.204-4016	TACOM-WARREN ELECTRONIC CONTRACTING	JUN/2005
(TACOM)

(a)           All TACOM solicitations and awards are distributed on the TACOM Warren Business Opportunities web page (http://contracting.tacom.army.mil/opportunity.htm) and are no longer available in hard copy.  The TDPs and other documents, when available electronically, will be an attachment or linked to the solicitation package on the web.

(b)           You may need to use special software to view documents that we post on the home page.  This viewing software is freeware, available for download at no cost from commercial web sites like Microsoft and Adobe.  In cases where such software is required, we provide a link from our page to the commercial site where the software is available.  Once you arrive at the software developer’s site, follow their instructions to download the free viewer.  You then can return to the TACOM home page.

(c)           Unless otherwise authorized in this solicitation, you are required to submit your offer, bid, or quote electronically.  Please go to the following webpage for detailed information about submitting your offer electronically: http://contracting.tacom.army.mil/ebidnotice.htm

Note Regarding Datafax:

(1)           When using a datafax to transmit an offer, the datafax file cannot exceed 3.5 megabytes.  Clearly state Quote, Offer, or Bid on your fax cover page or on the subject line of the e-mail. Use only one of the terms Quotation, Offer, or Bid depending on the solicitation type.  Include your company name and annotate the proper internal TACOM address for proper internal routing.  The Internal TACOM addresses are:

(i)            RFQ:  The contract specialist e-mail address.  This information can be found on the front of the cover sheet or the DD Form 1155.

(ii)           RFP and Sealed Bidding:  The Internal TACOM Address is offers@tacom.army.mil

(2)           Authentication for datafax submission is verified by the offeror returned address.

(3)           Send datafax to the e-mail address mentioned above, based on the type of solicitation.  For RFQs, fax to the buyers fax number as listed in the solicitation.  For RFPs and Sealed Biddings, fax to the TACOM Network Fax Server at fax number 1-586-574-5527.

(4)           Additional information for Datafax Offers: Submission of Quote, Bid, or Offer may be sent via fax using a personal computer or a standalone fax machine. If either of these two methods of transmission is used, it must be sent to the TACOM Network Fax Server at fax number 1-586-574-5527. If a standalone fax machine is used, the possibility exists that a confirmation of receipt will not be received.

(d)           Any award issued as a result of this solicitation will be distributed electronically. Awards posted on the TACOM Warren Business Opportunities web page represent complete OFFICIAL copies of contract awards and will include the awarded unit price. This is the notice required by Executive Order 12600 (June 23, 1987) of our intention to release unit prices in response to any request under the Freedom of Information Act (FOIA), 5 USC 552. Unit price is defined as the contract price per unit or item purchased as it appears in Section B of the contract and is NOT referring to nor does it include Cost or Pricing data/information. If you object to such release, and you intend on submitting an offer, notify the PCO in writing prior to the closing date identified in this solicitation and include the rationale for your objection consistent with the provisions of FOIA. A release determination will be made based on rationale given.

(e)           If you have questions or need help in using the Acquisition Center Home Page, call our Electronic Contracting Help Desk at (586) 574-7059, or send an email message to: acqcenweb@tacom. army.mil. If you have questions about the content of any specific item posted on our home page, please call the buyer or point of contact listed for the item. For technical assistance in doing business with the Government, and doing business electronically, please visit the Procurement Technical Assistance Center Website at http://www.sellingtothegovernment.net/index.asp to find a location near you.

[End of Provision]

3	52.214-4003	ALL OR NONE	MAR/1998
(TACOM)

Offers in response to this solicitation must be submitted for the total quantity of the items identified in the solicitation.

(1)   ONLY ONE AWARD WILL BE MADE AS A RESULT OF THIS SOLICITATION.

(2)   OFFERS SUBMITTED FOR LESS THAN THE TOTAL QUANTITIES OF ALL THE ITEMS IN THIS SOLICITATION ARE INELIGIBLE FOR AWARD.

[End of Clause]

4	52.217-4911	NOTICE OF URGENT REQUIREMENT	NOV/2001
(TACOM)

TACOM considers this requirement to be urgent. Timely performance and delivery are essential. Deliveries ahead of schedule are encouraged whenever they can be offered without additional cost to the Government. The Contractor is requested to immediately contact the buyer or contracting officer identified on the cover page of this document to notify them of any pending or potential problems and/or suggestions for contract streamlining that would enable faster deliveries.

[End of Provision]

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT

1001	NSN: 9999-99-999-9999 SECURITY CLASS: Unclassified

1001AA	PRODUCTION QUANTITY						1	LO	$4,827,555.120	$4,827,555.12

NOUN: BUFFALO ASL
PRON: EH61W062EH PRON AMD: 01 ACRN: AA
AMS CD: 13519700000

THE DELIVERY OF THE ASL SPARE PARTS (SEE ATTACHMENT 001) TO CHARLESTON AFB SHALL BE AS FOLLOWS:

50% - 30 DARO
70% - 60 DARO
80% - 90 DARO
90% - 180 DARO

(End of narrative B001)

Packaging and Marketing

Inspection and Acceptance
	INSPECTION: Origin		ACCEPTANCE: Origin

Deliveries or Performance
	DOC		SUPPL

	REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD
	001	W56HZV63575062	Y00000	M	FB4418	1

	DEL REL CD		QUANTITY		DEL DATE
	001		1		25-AUG-2006

FOB POINT: Destination

SHIP TO: PARCEL POST ADDRESS
	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

	MARK	FB4418 437 LOGISTICS READ SQD
	FOR:	CM PHN 843 963 4791
BLDG 610 307 NORTH GRAVES AVE
CHARLESTON AFB SC 29404-4905

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT

1002	PRODUCTION QUANTITY						1	EA	$156,073.47000	$156,073

	NOUN: 20’ ISO CONTAINERS
	PRON: EH61W062EH PRON AMD: 01 ACRN: AA
	AMS CD: 13519700000

Packaging and Marketing

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance
	DOC		SUPPL

	REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD
	001	W56HZV63575062	Y00000	M		1

	DEL REL CD		QUANTITY
	001		1		25-AUG-2006

	FOB POINT: Destination

	SHIP TO: PARCEL POST ADDRESS
	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT

1003	NSN: 9999-99-999-9999 SECURITY CLASS: Unclassified

1003AA	PRODUCTION QUANTITY						1	EA	16,267.16000	16,267.16

	NOUN: TRANSPORTATION
	PRON: EH61W062EH PRON AMD: 01 ACRN: AA
	AMS CD: 13519700000

	Packaging and Marketing

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance

	DOC			SUPPL
	REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD
	001	W56HZV63575062	Y00000	M	FFBFB	1

	DEL REL CD		QUANTITY
	001		1		25-AUG-2006

	FOB POINT: Destination

	SHIP TO: PARCEL POST ADDRESS
	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNER (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION

DELIVERIES OR PERFORMANCE

	Regulatory Cite	Title	Date
1	52.247-34	F.O.B. DESTINATION	NOV/1991
2	52.247-48	F.O.B. DESTINATION—EVIDENCE OF SHIPMENT (DEVIATION)	FEB/1999

CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT	ACCOUNTING CLASSIFICATION			JOB ORDER NUMBER	ACCOUNTING STATION	OBLIGATED AMOUNT
1001AA	EH61W062EH	AA	2	21	62020000066D8030P1351972572	S20113	6LUREF	W56HZV	$4,827,555.12
	53202881128
	A16P5128911C

1002AA	EH61W062EH	AA	2	21	62020000066D8030P1351972572	S20113	6LUREF	W56HZV	$156,073.47
	53202881128
	A16P5128911C

1003AA	EH61W062EH	AA	2	21	62020000066D8030P1351972572	S20113	6LUREF	W56HZV	$16,267.16
	53202881128
	A16P51281C2T
								TOTAL	$4,999,895.75

SERVICE NAME	TOTAL BY ACRN	ACCOUNTING CLASSIFICATION			ACCOUNTING STATION	OBLIGATED AMOUNT
Army	AA	21	62020000066D8030P1351972572	S20113	W56HZV	$4,999,895.75

					TOTAL	$4,999,895.75

	Regulatory Cite	Title	Date
1	252.204-7006	BILLING INSTRUCTIONS	OCT/2005

When submitting a request for payment, the Contractor shall –

(a)          Identify the contract line item(s) on the payment request that reasonably reflect contract work performance;

(b)         Separately identify a payment amount for each contract line item included in the payment request.

[End of clause]

2	52.204-4011	PAYMENT INSTRUCTIONS FOR THE DEFENSE FINANCE	OCT/2005
	(TACOM)	AND ACCOUNTING SERVICE (DFAS)

In accordance with DFARS PGI 204.7108, the contract shall be paid in accordance with DFARS PGI 204.7108(d)(5), line item specific by cancellation date.

[End of clause]

SPECIAL CONTRACT REQUIREMENTS

	Requlatorv Cite	Title	Date
1	252.204-7000	DISCLOSURE OF INFORMATION	DEC/1991
2	252.225-7013	DUTY-FREE ENTRY	JUN/2005
3	52.204-4005	REQUIRED USE OF ELECTRONIC CONTRACTING	SEP/2004

 (a) All contract awards, modifications and delivery orders issued by TACOM will be issued electronically. The contractor has the option to receive these actions either via the WorldWide Web (WWW) or Electronic Data Interchange (EDI). Many provisions/clauses that appear “by reference”, meaning only clause titles and regulation site are listed; their full texts can be found at the website http://farsite.hill.af.mil/

(b) In order to be eligible to receive an award under this solicitation, the successful offeror must be registered with the Department of Defense (DOD) Central Contractor Registration (CCR). The CCR registration process may be done electronically at the World Wide Web (WWW) site: http://www.ccr.gov/ . (In order to be registered to use EDI, you must use the long form for registration. Certification information, including information on the EDI 838 TPP, must be furnished to the Contracting Officer within 60 calendar days after contract award to complete networking requirements within the Government.)

(c) Worldwide Web Distribution. The contractor will receive an electronic Notice of the Award, Modification, or Delivery Order via e-mail. If you choose the WWW option, you must download the file from the appropriate TACOM webpage:

Warren: http://contracting.tacom.army.mil/awd.htm

Rock Island: httpls://ais.ria.army.mil/AAIS/AWDINFO/index.htm

Picatinny: http://procnet.pica.army.mil/dbi/DynCBD/award.cfm

Red River Army Depot: http://www.redriver.army.mil/contractingframes/RecentAwards.DPD.cfm

Anniston Army Depot: http://www.anadprocnet.army.mil/

(d) Electronic Data Interchange. If you choose to receive contract awards, modifications and delivery orders through EDI, they will be delivered electronically via the Federal Acquisition Network (FACNET). Federal Standard Version 3050 of Standard X12 from the American National Standards Institute (ANSI) will be used as the format for these electronic transactions.

(1) You must complete the EDI 838 Trading Partner Profile, and must agree (i) to subcontract with a DoD certified VAN or Value Added Service (VAS) provider, or (ii) to become DoD certified as a Value Added Network (VAN). The EDI 838 Training Partner Profile is contained in the basic CCR registration form and includes portions of the registration form which are titled “Optional”.

(2) You must select a VAN from the official DoD approved list. DoD Certified VANs are listed at http://www.acq.osd.mil/dpap/ebiz/VANs.htm. If your VAN is later removed from the official list, or if you voluntarily drop your initially selected VAN, then you must switch to a VAN that remains on the official DoD approved list. You must maintain an active account on a DoD approved VAN for the entire duration of the contract, beginning no later than the 60th day after award.

(e) Unless otherwise specified elsewhere in the contract, all data items you are required to provide under this contract must be submitted electronically. Please go to the following webpage for detailed information about submitting your offer electronically: http://contracting.tacom.army.mil/ebidnotice.htm

(f) Additional information can be obtained by sending a message to: acqcenweb@tacom.army.mil or by calling (586) 574-7059.

[End of Clause.]

CONTRACT CLAUSES

	Requlatorv Cite	Title	Date
1	52.223-3	HAZARDOUS MATERIAL IDENTIFICATION AND MATERIAL SAFETY DATA	JAN/1997
2	52.229-4	FEDERAL, STATE, AND LOCAL TAXES (NONCOMPETITIVE CONTRACT)	APR/2003
3	52.232-33	PAYMENT BY ELECTRONIC FUNDS TRANSFER—CENTRAL CONTRACTOR REGISTRATION	OCT/2003
4	52.233-4	APPLICABLE LAW FOR BREACH OF CONTRACT CLAIM	OCT/2004
5	52.247-58	LOADING, BLOCKING, AND BRACING OF FREIGHT CAR SHIPMENTS	APR/1984
6	52.253-1	COMPUTER GENERATED FORMS	JAN/1991
7	252.209-7004	SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY per DoD interim rule, Federal Register 27 Mar 98	MAR/1998
8	252.211-7005	SUBSTITUTIONS FOR MILITARY OR FEDERAL SPECIFICATIONS AND STANDARDS	NOV/2005
9	252.225-7013	DUTY-FREE ENTRY	JAN/2005
10	52.212-5	CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS—COMMERCIAL ITEMS	JAN/2006

(a)  The contractor shall comply with the following Federal Acquisition Regulation (FAR) clauses, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

(1)  52.233-3, Protest After Award (AUG 1996) (31 U.S.C. 3553)

(2)  52.233-4, Applicable Law for Breach of Contract Claim (OCT 2004) (Pub. L. 108-77, 108-78)

(b)  The Contractor shall comply with the FAR clauses in this paragraph (b) that the contracting officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

[Contracting Officer shall check as appropriate]

☒ (1) 52.203-6, Restrictions on Subcontractor Sales to the Government (Jul 1995), with Alternate I (Oct 1995) (41 U.S.C. 253g and 10 U.S.C. 2402).

☐ (2) 52.219-3, Notice of Total HUBZone Set-Aside (Jan 1999) (15 U.S.C. 657a).

☐ (3) 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (Jul 2005) (if the offeror elects to waive the preference, it shall so indicate in its offer) (15 U.S.C. 657a).

(4)  [Reserved]

 (5)

☐ (i) 52.219-6, Notice of Total Small Business Aside (June 2003) (15 U.S.C. 644).

☐ (ii) Alternate I (Oct 1995) of 52.219-6.

☐ (iii) Alternate II (Mar 2004) of 52.219-6.

 (6)

☐ (i) 52.219-7, Notice of Partial Small Business Set-Aside (June 2003) (15 U.S.C. 644).

☐ (ii) Alternate I (Oct 1995) of 52.219-7.

☐ (iii) Alternate II (Mar 2004) of 52.219-7.

☒ (7) 52.219-8, Utilization of Small Business Concerns (May 2004) (15 U.S.C. 637(d) (2) and (3)).

(8)

☒ (i) 52.219-9, Small Business Subcontracting Plan (Jul 2005) (15 U.S.C. 637 (d)(4)).

☐ (ii) Alternate I (Oct 2001) of 52.219-9.

☐ (iii) Alternate II (Oct 2001) of 52.219-9.

☐ (9) 52..219-14, Limitations on Subcontracting (Dec 1996) (15 U.S.C. 637(a) (14)).

(10)

☒ (i) 52.219-23, Notice of Price Evaluation Adjustment for Small Disadvantaged Business Concerns (Sep 2005) (10 U.S.C. 2323) (if the offeror elects to waive the adjustment, it shall so indicate in its offer).

☐ (ii) Alternate I (June 2003) of 52.219-23.

☒ (11) 52.219-25, Small Disadvantaged Business Participation Program-Disadvantaged Status and Reporting (Oct 1999)(Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

☒ (12) 52.219-26, Small Disadvantaged Business Participation Program-Incentive Subcontracting (Oct 2000) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

☒ (13) 52.219-27, Notice of Total Service-Disabled Veteran-Owned Small Business Set-Aside (May 2004).

☒ (14) 52.222-3, Convict Labor (June 2003) (E.O. 11755).

☒ (15) 52.222-19, Child Labor-Cooperation with Authorities and Remedies (Jan 2006) (E.O. 13126).

☒ (16) 52.222-21, Prohibition of Segregated Facilities (Feb 1999).

☒ (17) 52.222-26, Equal Opportunity (Apr 2002) (E.O. 11246).

☒ (18) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Dec 2001) (38 U.S.C. 4212).

☒ (19) 52.222-36, Affirmative Action for Workers with Disabilities (Jun 1998) (29 U.S.C. 793).

☐ (20) 52.222-37, Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Dec 2001) (38 U.S.C. 4212).

☐ (21) 52.222-39, Notification of Employee Rights Concerning Payment of Union Dues or Fees (Dec 2004) (E.O. 13201).

(22)

☐ (i) 52.223-9, Estimate of Percentage of Recovered Material Content for EPA-Designated Products (Aug 2000) (42 U.S.C. 6962(c) (3) (A) (ii)).

☐ (ii) Alternate I (Aug 2000) of 52.223-9 (42 U.S.C. 6962(i) (2) (C)).

☐ (23) 52.225-1, Buy American Act—Supplies (June 2003) (41 U.S.C. l0a-l0d).

(24)

☐ (i) 52.225-3, Buy American Act—Free Trade Agreements — Israeli Trade Act (Jan 2006) (41 U.S.C. l0a-l0d, 19 U.S.C. 3301 note, 19 U.S.C. 2112 note, Pub. L. 108-77, 108-78, 108-286).

☐ (ii) Alternate I (Jan 2004) of 52.225-3.

☐ (iii) Alternate II (Jan 2004) of 52.225-3.

☒ (25) 52.225-5, Trade Agreements (Jan 2006)(19 U.S.C. 2501, et seq., 19 U.S.C. 3301 note).

☒ (26) 52.225-13, Restrictions on Certain Foreign Purchases (Mar 2005) (E.o.s, proclamations, and statutes administered by the Office of Foreign Assets Control of the Department of the Treasury).

☐ (27) 52.225-15, Sanctioned European Union Country End Products (Feb 2000)(E.O. 12849).

☐ (28) 52.225-16, Sanctioned European Union Country Services (Feb 2000)(E.O. 12849).

☐ (29) 52.232-29, Terms for Financing of Purchases of Commercial Items (Feb 2002)(41 U.S.C. 255(f), 10 U.S.C. 2307(f)).

☐ (30) 52.232-30, Installment Payments for Commercial Items (Oct 1995) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).

☒ (31) 52.232-33, Payment by Electronic Funds Transfer-Central Contractor Registration (Oct. 2003)(31 U.S.C. 3332).

☒ (32) 52.232-34, Payment by Electronic Funds Transfer-Other Than Central Contractor Registration (May 1999)(31 U.S.C. 3332)

☐ (33) 52.232-36, Payment by Third Party (May 1999) (31 U.S.C. 3332).

☐ (34) 52.239-1, Privacy or Security Safeguards (Aug 1996)(5 U.S.C. 552a).

(35)

☐ (i) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Apr 2003)(46 U.S.C. 1241 and 10 U.S.C.2631).

☐ (ii) Alternate I (Apr 2003) of 52.247-64.

(c) The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or executive orders applicable to acquisitions of commercial items:

[Contracting Officer check as appropriate.]

☐ (1) 52.222-41, Service Contract Act of 1965, as Amended (Jul 2005)(41 U.S.C. 351, et seq.).

☐ (2) 52.222-42, Statement of Equivalent Rates for Federal Hires (May 1989)(29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

☐ (3) 52.222-43, Fair Labor Standards Act and Service Contract Act — Price Adjustment (Multiple Year and Option Contracts) (May 1989)(29 U.S.C.206 and 41 U.S.C. 351, et seq.).

☐ (4) 52.222-44, Fair Labor Standards Act and Service Contract Act — Price Adjustment (Feb 2002)(29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

☐ (5) 52.222-47, SCA Minimum Wages and Fringe Benefits Applicable to Successor Contract Pursuant to Predecessor Contractor Collective Bargaining Agreements (CBA) (May 1989)(41 U.S.C. 351, et seq.).

(d) Comptroller General Examination of Record. The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records — Negotiation.

(1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractors directly pertinent records involving transactions related to this contract.

(2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.

(3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.

(e)

(1) Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c) and (d) of this clause, the Contractor is not required to flow down any FAR clause, other than those in paragraphs (i) through (vii) of this paragraph in a subcontract for commercial items. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause—

(i) 52.219-8, Utilization of Small Business Concerns (May 2004)(15 U.S.C. 637(d) (2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $500,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(ii) 52.222-26, Equal Opportunity (Apr 2002) (E.O. 11246).

(iii) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Dec 2001)(38 U.S.C. 4212).

(iv) 52.222-36, Affirmative Action for Workers with Disabilities (June 1998)(29 U.S.C. 793).

(v) 52.222-39, Notification of Employee rights Concerning Payment of Union Dues or Fees (Dec 2004) (E.G. 13201).

(vi) 52.222-41, Service Contract Act of 1965, as Amended (Jul 2005), flow down required for all subcontracts subject to the Service Contract Act of 1965 (41 U.S.C. 351, et seq.)

(vii) 52.247-64, Preference for Privately-Owned U.S. Flag Commercial Vessels (Apr 2003)(46 U.S.C. Appx 1241 and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64.

(2} While not required, the contractor may include in its subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

[End of Clause]

11	252.211-7003	ITEM IDENTIFICATION AND VALUATION	JUN/2005

[Note: The following clause requires unique item identification marking, or a DoD recognized unique identification equivalent, for items listed in paragraphs (c)(1)(ii) of the clause. Unique item identification marking is also required for all items delivered under the contract for which the government’s acquisition cost (as defined under ‘Definitions’ below) is $5,000 or more. Unique item identification marking is required for embedded subassemblies, components, and parts if listed in paragraph (c)(1)(ii) will read “TBD” fro “to be determined.” If these items are identified by the government before the time proposals are due, an amendment to the solicitation will be issued which identifies them. If not, award will be made on the basis of them not being identified, however the contract may be later modified to include such identification marking. This clause also requires the contractor to report the government’s acquisition cost for each item delivered under the contract. Information concerning these requirements is available at http://www.acq.osd.mil/uid]

(a)          Definitions. As used in this clause—

“Automatic identification device means a device, such as a reader or interrogator, used to retrieve data encoded on machine-readable media.

Concatenated unique item identifier means

(1)          For items that are serialized within the enterprise identifier, the linking together of the unique identifier data elements in order of the issuing agency code, enterprise identifier, and unique serial number within the enterprise identifier; or

(2)          For items that are serialized within the original part, lot, or batch number, the linking together of the unique identifier data elements in order of the issuing agency code; enterprise identifier; original part, lot, or batch number; and serial number within the original part, lot, or batch number.

Data qualifier means a specified character (or string of characters that immediately precedes a data field that defines the general category or intended use of the data that follows.

DoD recognized unique identification equivalent means a unique identification method that is in commercial use and has been recognized by DoD. All DoD recognized unique identification equivalents are listed at http://www.acq.osd.mil/dpap/UID/equivalents.html.

DoD unique item identification means a system of raking items delivered to DoD with unique item identifiers that have machine-readable data elements to distinguish an item from all other like and unlike items. For items that are serialized within the enterprise identifier, the unique item identifier shall include the data elements of the enterprise identifier and a unique serial number. For items that are serialized within the part, lot, or batch number within the enterprise identifier, the unique item identifier shall include the data elements of the enterprise identifier; the original par, lot, or batch number; and the serial number.

Enterprise means the entity (e.g., a manufacturer or vendor) responsible for assigning unique item identifiers to items.

Enterprise identifier means a code that is uniquely assigned to an enterprise by an issuing agency.

Governments unit acquisition cost means

(1)          For fixed-price type line, subline, or exhibit line items, the unit price identified in the contract at the time of delivery;

(2)          For cost-type or undefinitized line, subline, or exhibit line items, the contractors estimated fully burdened unit cost to the Government at the time of delivery.

(3)          For items produced under a time-and-materials contract, the Contractors estimated fully burdened unit cost to the government at the time of delivery.

Issuing agency means an organization responsible for assigning a non-repeatable identifier to an enterprise (i.e., Dun & Bradstreets Data universal Numbering system (DUNS) Number, Uniform Code Council (UCC) / EAN International (EAN) Company Prefix, or Defense Logistics Information Systems (DLIS) Commercial and Government Entity (CAGE) Code.

Issuing agency code means a code that designates the registration (or controlling) authority for the enterprise identifier

Item means a single hardware article or a single unit formed by a grouping of subassemblies, components, or constituent parts.

Lot or batch number means an identifying number assigned by the enterprise to a designated group of items, usually referred to as either a lot or a batch, all of which were manufactured under identical conditions.

Machine-readable means an automatic identification technology media, such as bar codes, contact memory buttons, radio frequency identification, or optical memory cards.

Original part number means a combination of numbers or letters assigned by the enterprise at item creation to a class of items with the same form, fit, function and interface.

Parent item means the item assembly, intermediate component, or subassembly that has an embedded item with a unique item identifier or DoD recognized unique identification equivalent.

Serial number within the enterprise identifier means a combination of numbers, letters, or symbols assigned by the enterprise to an item that provides for the differentiation of that item from any other like and unlike item and is never used again within the enterprise.

Serial number within the part, lot, or batch number means a combination of numbers or letters assigned by the enterprise to an item that provides for the differentiation of that item from any other like item within a part, lot, or batch number assignment.

Serialization within the enterprise identifier means each item produced is assigned a serial number that is unique among all the tangible items produced by the enterprise and is never used again. The enterprise is responsible for ensuring unique serialization within the enterprise identifier.

Serialization within the part, lot, or batch number means each item of a particular part, lot, or batch number is assigned a unique serial number within that part, lot, or batch number assignment. The enterprise is responsible for ensuring unique serialization within the part, lot, or batch number within the enterprise identifier.

Unique item identifier means a set of data elements marked on items that is globally unique and unambiguous.

Unique item identifier type means a designator to indicate which method of uniquely identifying a part has been used. The current list of accepted unique item identifier types is maintained at http://acq.osd.mil/dpap/UID/uid_types.html.

(b) The Contractor shall deliver all items under a contract line, subline, or exhibit line item.

(c) DoD unique item identification or DoD recognized unique identification equivalents.

(1) The contractor shall provide DoD unique item identiticaion, or a DoD recognized unique identification equivalent, for

(i) all delivered items for which the Governments unit acquisition cost is $5,000 or more; and

(ii) The following items for which the Governments unit acquisition cost is less than $5,000:

Contract Line, Subline, or Exhibit Line Item Number:  -1-

Item Description: -2-

(iii) Subassemblies, components, and parts embedded within delivered items, specified as follows, or in Attachment -3-.

(2)The concatenated unique item identifier and the component data elements of the DoD unique item identification or DoD recognized unique identification equivalent shall not change over the life of the item.

(3) Data syntax and semantics of DoD unique item identification and DoD recognized unique identification equivalents. The Contractor shall ensure that

(i)            The encoded data elements (except issuing agency code) of the unique item identifier are marked on the item using one of the following three types of data qualifiers, as determined by the Contractor:

(A)  Data Identifiers (DIs) (Format 06) in accordance with ISO/IEC International Standard 15418, Information Technology EAN/UCC Application Identifiers and ANSI MH 10 Data identifiers and ANSI MH 10 Data Identifiers and maintenance.

(B)   Application Identifiers (AIs) (Format 05), in accordance with ISO/IEC International Standard 15418, Information Technology EAN/UCC Application Identifiers and ANSI MH 10 Data identifiers and ANSI MH 10 Data Identifiers and maintenance.

(C)   Text Element Identifiers (TEIs), in accordance with the DoD collaborative solution DD format for use until the solution is approved by ISO/IEC JTC1 SC 31. The DD format is described in Appendix D of the the DoD Guide to Uniquely Identifying Items, available at http://www.acq.osd.mil/dpap/UID/guides.htm; and

(ii)           The encoded data elements of the unique item identifier conform to ISO/IEC Internationl Standard 15434, Information Technology Syntax for High Capacity Automatic Data Capture Media.

(4) DoD unique item identification and DoD recognized unique identification equivalents.

(i) The Contractor shall

(A) Determine whether to serialize within the enterprise identifier or serialize within the part, lot, or batch number; and

(B) Place the data elements of the unique item identifier (enterprise identifier; serial number; and for (c)(1) of this clause, base on the criteria provided in the version of MIL-STD-130, Identification marking of U.S. Military Property, cited in the contract
Schedule.

(ii) The issuing agency code

(A) Shall not be placed on the item; and

(B) Shall be derived from the data qualifier for the enterprise identifier.

(d) For each item that requires unique item identification under paragraph (c)(1)(i) or (ii) of this clause, in addition to the information provided as part of the Material Inspection and Receiving Report specified elsewhere in this contract, the Contractor shall report at the time of delivery, either as part of, or associated with, the Material Inspection and Receiving Report, the following information:

(1) Concatenated unique item identifier; or DoD recognized unique identification equivalent.

(2) Unique item identifier type.

(3) Issuing agency code (if concatenated unique item identifier is used).

(4) Enterprise identifier (if concatenated unique item identifier is used).

(5) Original part number.

(6) Lot or batch number.

(7) Current part number (if not the same as the original part number).

(8) Current part number effective date.

(9) Serial number.

(10) Governments unit acquisition cost.

(e) For embedded DoD serially managed subassemblies, components, and parts that require unique item identification under paragraph (c)(1)(iii) of this clause, the Contractor shall report at the time of delivery, either as part of, or associated with the material Inspection and Receiving Report specifiec elsewhere in this contract, the following information:

(1) Concatenated unique item identifier or DoD recognized unique identification equivalent of the parent item delivered under a contract line, subline, or exhibit line item that contains the embedded subassembly, component, or part.

(2) Concatenated unique item identifier or DoD recognized unique identification equivalent of the embedded subassembly, component, or part.

(3) Unique item identifier type. **

(4) Issuing agency code (if concatenated unique item identifier is used). **

(5) Enterprise identifier (if concatenated unique item identifier is used). **

(6) Original part number. **

(7) Lot or batch number. **

(8) Current part number (if not the same as the original part number).**

(9) Current part number effective date. **

(10) Serial number. **

(11) Unit of measure.

(12) Description.

** Once per item

(f) The contractor shall submit the information required by paragraphs (d) and (e) of this clause in accordance with the data submission procedures at http://www.acq.osd.mil/dpap/UID/DataSubmission.htm

(g) Subcontracts. If paragraph (c)(1) of this clause applies, the Contractor shall include this clause, including this paragraph (g) in all subcontracts issued under this contract.

[End of Clause]

12	252.212-7001	CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS APPLICABLE TO DEFENSE ACQUISITIONS OF COMMERCIAL ITEMS	DEC/2005

(a) The Contractor agrees to comply with the following Federal Acquisition Regulation (FAR) clause which, if checked, is included in this contract by reference to implement a provision of law applicable to acquisitions of commercial items or components.

☒ 52.203-3  Gratuities (APR 1984) (10 U.S.C. 2207)

(b) The Contractor agrees to comply with any clause that is checked on the following list of Defense FAR Supplement clauses which, if checked, is included in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items or components.

☒ 252.205-7000  Provision of Information to Cooperative Agreement Holders (DEC 1991) (10 U.S.C. 2416).

☒ 252.219-7003  Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (DoD Contracts) (APR 1996) (15 U.S.C. 637).

☐ 252.219-7004  Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (Test Program) (JUN 1997) (15 U.S.C. 637 note).

☐ 252.225-7001 Buy American Act and Balance of Payments Program (JUN 2005) (41 U.S.C. l0a-l0d, E.O. 10582).

☒ 252.225-7012 Preference for Certain Domestic Commodities (JUN 2004) (10 U.S.C. 2533a).

☒ 252.225-7014 Preference for Domestic Specialty Metals (JUN 2005) (10 U.S.C. 2533a).

☒ 252.225-7015 Restriction on Acquisition of Hand or Measuring Tools (JUN 2005) (10 U.S.C. 2533a).

☒ 252.225-7016  Restriction on Acquisition of Ball and Roller Bearings (JUN 2005) ( ☐ Alternate I) (APR 2003) (10 U.S.C. 2534 and Section 8099 of Pub. L. 104-61 and similar sections in subsequent DoD appropriations acts).

☒ 252.225-7021  Trade Agreements (DEC 2005) (19 U.S.C. 2501-2518 and 19 U.S.C. 3301 note).

☐ 252.225-7027  Restriction on Contingent Fees for Foreign Military Sales (APR 2003) (22 U.S.C. 2779).

☐ 252.225-7028  Exclusionary Policies and Practices of Foreign Governments (APR 2003) (22 U.S.C. 2755).

☐ 252.225-7036  Buy American Act—Free Trade Agreements—Balance of Payments Program (JUN 2005) ( ☐ Alternate I) (JAN 2005) (41 U.S.C. l0a-l0d and 19 U.S.C. 3301 note).

☐ 252.225-7038  Restriction on Acquisition of Air Circuit Breakers (JUN 2005) (10 U.S.C. 2534(a)(3)).

☒ 252.226-7001  Utilization of Indian Organizations, Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns (SEP 2004) (Section 8021 of Pub. L. 107-248 and similar sections in subsequent DoD appropriations acts).

☒ 252.227-7015 Technical Data—Commercial Items (NOV 1995) (10 U.S.C. 2320).

☒ 252.227-7037 Validation of Restrictive Markings on Technical Data (SEP 1999) (10 U.S.C. 2321).

☒ 252.232-7003 Electronic Submission of Payment Requests (JAN 2004) (10 U.S.C. 2227).

☐ 252.237-7019 Training for Contractor Personnel Interacting with Detainees (SEP 2005) (Section 1092 of Pub.L.
108-375).

☒ 252.243-7002 Requests for Equitable Adjustment (MAR 1998) (10 U.S.C. 2410).

☐ 252.247-7023  Transportation of Supplies by Sea (MAY 2002) ( ☐ Alternate I) (MAR 2000) ( ☐ Alternate II) (MAR 2000) ( ☐ Alternate III) (MAY 2002) (10 U.S.C. 2631).

☐ 252.247-7024  Notification of Transportation of Supplies by Sea (MAR 2000) (10 D.S.C. 2631).

(c) In addition to the clauses listed in paragraph (e) of the Contract Terms and Conditions Required to Implement Statutes or Executive Orders—Commercial Items clause of this contract (FAR 52.212-5), the Contractor shall include the terms of the following clauses, if applicable, in subcontracts for commercial items or commercial components, awarded at any tier under this contract:

☒ 252.225-7014 Preference for Domestic Specialty Metals, Alternate I (APR 2003) (10 U.S.C. 2533a).

☐ 252.237-7019 Training for Contractor Personnel Interacting with Detainees (SEP 2005) (Section 1092 of Pub. L.
108-3.75).

252.247-7023 Transportation of Supplies by Sea (MAY 2002) (10 U.S.C. 2631).

252.247-7024 Notification of Transportation of Supplies by Sea (MAR 2000) (10 U.S.C. 2631).

[End of Clause]

13	52.204-7	CENTRAL CONTRACTOR REGISTRATION	OCT/2003

(a) Definitions. As used in this clause—

“Central Contractor Registration (CCR) database” means the primary Government repository for contractor information required for the conduct of business with the Government.

“Commercial and Government Entity (CAGE) code” means-

(1) A code assigned by the Defense Logistics Information Service (DLIS) to identify a commercial or Government entity; or

(2) A code assigned by a member of the North Atlantic Treaty Organization that DLIS records and maintains in the CAGE master file. This type of code is known as an “NCAGE code.”

“Data Universal Numbering System (DUNS) number” means the 9-digit number assigned by Dun and Bradstreet, Inc. (D&B) to identify unique business entities.

“Data Universal Numbering System +4 (DUNS+4) number” means the DUNS number assigned by D&B plus a 4-character suffix that may be assigned by a business concern. (D&B has no affiliation with this 4-character suffix.) This 4-character suffix may be assigned at the discretion of the business concern to establish additional CCR records for identifying alternative Electronic Funds Transfer (EFT) accounts (see Subpart 32.11 of the Federal Acquisition Regulation) for the same parent concern.

“Registered in the CCR database” means that-

(1) The Contractor has entered all mandatory information, including the DUNS number or the DUNS+4 number, into the CCR database;

(2) The Contractor’s CAGE code is in the CCR database; and

(3) The Government has validated all mandatory data fields and has marked the records “Active.”

(b)

(1) By submission of an offer, the offeror acknowledges the requirement that a prospective awardee shall be registered in the CCR database prior to award, during performance, and through final payment of any contract, basic agreement, basic ordering agreement, or blanket purchasing agreement resulting from this solicitation.

(2) The offeror shall enter, in the block with its name and address on the cover page of its offer, the annotation “DUNS” or “DUNS+4” followed by the DUNS or DUNS+4 number that identifies the offerors name and address exactly as stated in the offer. The DUNS number will be used by the Contracting Officer to verify that the offeror is registered in the CCR database.

(c) If the offeror does not have a DUNS number, it should contact Dun and Bradstreet directly to obtain one.

(1) An offeror may obtain a DUNS number-

(i) If located within the United States, by calling Dun and Bradstreet at 1-866-705-5711 or via the Internet at http://www.dnb.com/; or

(ii) If located outside the United States, by contacting the local Dun and Bradstreet office.

(2) The offeror should be prepared to provide the following information:

(i) Company legal business name.

(ii) Tradestyle, doing business, or other name by which your entity is commonly recognized.

(iii) Company physical street address, city, state and Zip Code.

(iv) Company mailing address, city, state and Zip Code (if separate from physical).

(v) Company telephone number.

(vi) Date the company was started.

(vii) Number of employees at your location.

(viii) Chief executive officer/key manager.

(ix) Line of business (industry).

(x) Company Headquarters name and address (reporting relationship within your entity).

(d) If the Offeror does not become registered in the CCR database in the time prescribed by the Contracting Officer, the Contracting Officer will proceed to award to the next otherwise successful registered Offeror.

(e) Processing time, which normally takes 48 hours, should be taken into consideration when registering. Offerors who are not registered should consider applying for registration immediately upon receipt of this solicitation.

(f) The Contractor is responsible for the accuracy and completeness of the data within the CCR database, and for any liability resulting from the Governments reliance on inaccurate or incomplete data. To remain registered in the CCR database after the initial registration, the Contractor is required to review and update on an annual basis from the date of initial registration or subsequent updates its information in the CCR database to ensure it is current, accurate and complete. Updating information in the CCR does not alter the terms and conditions of this contract and is not a substitute for a properly executed contractual document.

(1)

(i) If a Contractor has legally changed its business name, “doing business as” name, or division name (whichever is shown on the contract), or has transferred the assets used in performing the contract, but has not completed the necessary requirements regarding novation and change-of-name agreements in Subpart 42.12, the Contractor shall provide the responsible Contracting Officer a minimum of one business days written notification of its intention to:

(A) Change the name in the CCR database;

(B) Comply with the requirements of Subpart 42.12 of the FAR;

(C) Agree in writing to the timeline and procedures specified by the responsible Contracting Officer. The Contractor must provide with the notification sufficient documentation to support the legally changed name.

(ii) If the Contractor fails to comply with the requirements of paragraph (g)(1)(i) of this clause, or fails to perform the agreement at paragraph (g)(1)(i)(C) of this clause, and, in the absence of a properly executed novation or change-of-name agreement, the CCR information that shows the Contractor to be other than the Contractor indicated in the contract will be considered to be incorrect information within the meaning of the “Suspension of Payment” paragraph of the electronic funds transfer (EFT) clause of this contract.

(2) The Contractor shall not change the name or address for EFT payments or manual payments, as appropriate, in the CCR record to reflect an assignee for the purpose of assignment of claims (see FAR Subpart 32.8, Assignment of Claims). Assignees shall be separately registered in the CCR database. Information provided to the Contractors CCR record that indicates payments, including those made by EFT, to an ultimate recipient other than that Contractor will be considered to be incorrect information within the meaning of the “Suspension of payment” paragraph of the EFT clause of this contract.

(g) Offerors and Contractors may obtain information on registration and annual confirmation requirements via the Internet at http://www.ccr.gov/ or by calling 1-888-227-2423, or 269-961-5757.

14	52.211-16	VARIATION IN QUANTITY	APR/1984

(a) A variation in the quantity of any item called for by this contract will not be accepted unless the variation has been caused by conditions of loading, shipping, or packing, or allowances in manufacturing processes, and then only to the extent, if any, specified in paragraph (b) below.

(b) The permissible variation shall be limited to:

ZERO percent increase; and

ZERO percent decrease.

This increase or decrease shall apply to THE TOTAL CONTRACTUAL QUANTITY.

[End of Clause]

15	52.212-4	CONTRACT TERMS AND CONDITIONS—COMMERCIAL ITEMS	SEP/2005

(a) Inspection/Acceptance. The Contractor shall only tender for acceptance those items that conform to the requirements of this contract. The Government reserves the right to inspect or test any supplies or services that have been tendered for acceptance. The Government may require repair or replacement of nonconforming supplies or reperformance of nonconforming services at no increase in contract price. The Government must exercise its post-acceptance rights —

(1) Within a reasonable time after the defect was discovered or should have been discovered; and

(2) Before any substantial change occurs in the condition of the item, unless the change is due to the defect in the item.

(b) Assignment. The Contractor or its assignee may assign its rights to receive payment due as a result of performance of this contract to a bank, trust company, or other financing institution, including any Federal lending agency in accordance with the Assignment of Claims Act (31 U.S.C.3727). However, when a third party makes payment (e.g., use of the Governmentwide commercial purchase card), the Contractor may not assign its rights to receive payment under this contract.

(c) Changes. Changes in the terms and conditions of this contract may be made only by written agreement of the parties.

(d) Disputes. This contract is subject to the Contract Disputes Act of 1978, as amended (41 U.S.C. 601-613). Failure of the parties to this contract to reach agreement on any request for equitable adjustment, claim, appeal or action arising under or relating to this contract shall be a dispute to be resolved in accordance with the clause at FAR 52.233-1, Disputes, which is incorporated herein by reference. The Contractor shall proceed diligently with performance of this contract, pending final resolution of any dispute arising under the contract.

(e) Definitions. The clause at FAR 52.202-1, Definitions, is incorporated herein by reference.

(f) Excusable delays. The Contractor shall be liable for default unless nonperformance is caused by an occurrence beyond the reasonable control of the Contractor and without its fault or negligence such as, acts of God or the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, unusually severe weather, and delays of common carriers. The Contractor shall notify the Contracting Officer in writing as soon as it is reasonably possible after the commencement of any excusable delay, setting forth the full particulars in connection therewith, shall remedy such occurrence with all reasonable dispatch, and shall promptly give written notice to the Contracting Officer of-the cessation of such occurrence.

(g) Invoice.

(1) The Contractor shall submit an original invoice and three copies (or electronic invoice, if authorized) to the address designated in the contract to receive invoices. An invoice must include —

(i) Name and address of the Contractor;

(ii) Invoice date and number;

(iii) Contract number, contract line item number and, if applicable, the order number;

(iv) Description, quantity, unit of measure, unit price and extended price of the items delivered;

(v) Shipping number and date of shipment, including the bill of lading number and weight of shipment if shipped on Government bill of lading;

(vi) Terms of any discount for prompt payment offered;

(vii) Name and address of official to whom payment is to be sent;

(viii) Name, title, and phone number of person to notify in event of defective invoice; and

(ix) Taxpayer Identification Number (TIN). The Contractor shall include its TIN on the invoice only if required elsewhere in this contract.

(x) Electronic funds transfer (EFT) banking information.

(A) The Contractor shall include EFT banking information on the invoice only if required elsewhere in this contract.

(B) If EFT banking information is not required to be on the invoice, in order for the invoice to be a proper invoice, the Contractor shall have submitted correct EFT banking information in accordance with the applicable solicitation provision, contract clause (e.g., 52.232-33, Payment by Electronic Funds Transfer-Central Contractor Registration, or 52.232-34, Payment by Electronic Funds Transfer-Other Than Central Contractor Registration), or applicable agency procedures.

(C) EFT banking information is not required if the Government waived the requirement to pay by EFT.

(2) Invoices will be handled in accordance with the Prompt Payment Act (31 U.S.C. 3903) and Office of Management and Budget (OMB) prompt payment regulations at 5 CFR part 1315.

(h) Patent indemnity. The Contractor shall indemnify the Government and its officers, employees and agents against liability, including costs, for actual or alleged direct or contributory infringement of, or inducement to infringe, any United States or foreign patent, trademark or copyright, arising out of the performance of this contract, provided the Contractor is reasonably notified of such claims and proceedings.

(i) Payment. Payment shall be made for items accepted by the Government that have been delivered to the delivery destinations set forth in this contract. The Government will make payment in accordance with the Prompt Payment Act (31 U.S.C. 3903) and OMB prompt payment regulations at 5 CFR part 1315. In connection with any discount offered for early payment, time shall be computed from the date of the invoice. For the purpose of computing the discount earned, payment shall be considered to have been made on the date which appears on the payment check or the specified payment date if an electronic funds transfer payment is made.

(j) Risk of loss. Unless the contract specifically provides otherwise, risk of loss or damage to the supplies provided under this contract shall remain with the Contractor until, and shall pass to the Government upon:

(1) Delivery of the supplies to a carrier, if transportation is f.o.b. origin; or

(2) Delivery of the supplies to the Government at the destination specified in the contract, if transportation is f.o.b. destination.

(k) Taxes. The contract price includes all applicable Federal, State, and local taxes and duties.

(1) Termination for the Government’s convenience. The Government reserves the right to terminate this contract, or any part hereof, for its sole convenience. In the event of such termination, the Contractor shall immediately stop all work hereunder and shall immediately cause any and all of its suppliers and subcontractors to cease work. Subject to the terms of this contract, the Contractor shall be paid a percentage of the contract price reflecting the percentage of the work performed prior to the notice of termination, plus reasonable charges the Contractor can demonstrate to the satisfaction of the Government using its standard record keeping system, have resulted from the termination. The Contractor shall not be required to comply with the cost accounting standards or contract cost principles for this purpose. This paragraph does not give the Government any right to audit the Contractor’s records. The Contractor shall not be paid for any work performed or costs incurred which reasonably could have been avoided.

(m) Termination for cause. The Government may terminate this contract, or any part hereof, for cause in the event of any default by the Contractor, or if the Contractor fails to comply with any contract terms and conditions, or fails to provide the Government, upon request, with adequate assurances of future performance. In the event of termination for cause, the Government shall not be liable to the Contractor for any amount for supplies or services not accepted, and the Contractor shall be liable to the Government for any and all rights and remedies provided by law. If it is determined that the Government improperly terminated this contract for default, such termination shall be deemed a termination for convenience.

(n) Title. Unless specified elsewhere in this contract, title to items furnished under this contract shall pass to the Government upon acceptance, regardless of when or where the Government takes physical possession.

(o) Warranty. The Contractor warrants and implies that the items delivered hereunder are merchantable and fit for use for the particular purpose described in this contract.

(p) Limitation of liability. Except as otherwise provided by an express warranty, the Contractor will not be liable to the Government for consequential damages resulting from any defect or deficiencies in accepted items.

(q) Other compliances. The Contractor shall comply with all applicable Federal, State and local laws, executive orders, rules and regulations applicable to its performance under this contract.

(r) Compliance with laws unique to Government contracts. The Contractor agrees to comply with 31 U.S.C. 1352 relating to limitations on the use of appropriated funds to influence certain Federal contracts; 18 U.S.C. 431 relating to officials not to benefit; 40 U.S.C. 3701, et seq., Contract Work Hours and Safety Standards Act; 41 U.S.C. 51-58, Anti-Kickback Act of 1986; 41 U.S.C. 265 and 10 U.S.C. 2409 relating to whistleblower protections; 49 U.S.C. 40118, Fly American; and 41 U.S.C. 423 relating to procurement integrity.

(s) Order of precedence. Any inconsistencies in this solicitation or contract shall be resolved by giving precedence in the following order:

(1) The schedule of supplies/services.

(2) The Assignments, Disputes, Payments, Invoice, Other Compliances, and Compliance with Laws Unique to Government Contracts paragraphs of this clause.

(3) The clause at 52.212-5.

(4) Addenda to this solicitation or contract, including any license agreements for computer software.

(5) Solicitation provisions if this is a solicitation.

(6) Other paragraphs of this clause.

(7) The Standard Form 1449.

(8) Other documents, exhibits, and attachments.

(9) The specification.

(t) Central Contractor Registration (CCR).

(1) Unless exempted by an addendum to this contract, the Contractor is responsible during performance and through final payment of any contract for the accuracy and completeness of the data within the CCR database, and for any liability resulting from the Government’s reliance on inaccurate or incomplete data. To remain registered in the CCR database after the initial registration, the Contractor is required to review and update on an annual basis from the date of initial registration or subsequent updates its information in the CCR database to ensure it is current, accurate and complete. Updating information in the CCR does not alter the terms and conditions of this contract and is not a substitute for a properly executed contractual document.

(2)  (i) If a Contractor has legally changed its business name, “doing business as” name, or division name (whichever is shown on the contract), or has transferred the assets used in performing the contract, but has not completed the necessary requirements regarding novation and change-of-name agreements in FAR subpart 42.12, the Contractor shall provide the responsible Contracting Officer a minimum of one business day’s written notification of its intention to (A) change the name in the CCR database; (B) comply with the requirements of subpart 42.12; and (C) agree in writing to the timeline and procedures specified by the responsible Contracting Officer.The Contractor must provide with the notification sufficient documentation to support the legally changed name.

(ii) If the Contractor fails to comply with the requirements of paragraph (t)(2)(i) of this clause, or fails to perform the agreement at paragraph (t)(2)(i)(C) of this clause, and, in the absence of a properly executed novation or change-of-name agreement, the CCR information that shows the Contractor to be other than the Contractor indicated in the contract will be considered to be incorrect information within the meaning of the “Suspension of Payment” paragraph of the electronic funds transfer (EFT) clause of this contract.

(3) The Contractor shall not change the name or address for EFT payments or manual payments, as appropriate, in the CCR record to reflect an assignee for the purpose of assignment of claims (see Subpart 32.8, Assignment of Claims). Assignees shall be separately registered in the CCR database. Information provided to the Contractor’s CCR record that indicates payments, including those made by EFT, to an ultimate recipient other than that Contractor will be considered to be incorrect information within the meaning of the “Suspension of payment” paragraph of the EFT clause of this contract.

(4) Offerors and Contractors may obtain information on registration and annual confirmation requirements via the internet at http://www.ccr.gov or by calling 1-888-227-2423 or 269-961-5757.

[End of Clause]

16	52.222-39	NOTIFICATION OF EMPLOYEE RIGHTS CONCERNING PAYMENT OF UNION DUES OR FEES	DEC/2004

(a) Definition. As used in this clause—

United States means the 50 States, the District of Columbia, Puerto Rico, the Northern Mariana Islands, American Samoa, Guam, the U.S. Virgin Islands, and Wake Island.

(b) Except as provided in paragraph (e) of this clause, during the term of this contract, the Contractor shall post a notice, in the form of a poster, informing employees of their rights concerning union membership and payment of union dues and fees, in conspicuous places in and about all its plants and offices, including all places where notices to employees are customarily posted. The notice shall include the following information (except that the information pertaining to National Labor Relations Board shall not be included in notices posted in the plants or offices of carriers subject to the Railway Labor Act, as amended (45 U.S.C. 151-188)).

Notice to Employees

Under Federal law, employees cannot be required to join a union or maintain membership in a union in order to retain their jobs.  Under certain conditions, the law permits a union and an employer to enter into a union-security agreement requiring employees to pay uniform periodic dues and initiation fees.  However, employees who are not union members can object to the use of thier payments for certain purposes and can only be required to pay their share of union costs relating to collective bargaining, contract administration, and grievance adjustment.

If you do not want to pay that portion of dues or fees used to support activities not related to collective bargaining, contract administration, or grievance adjustment, you are entitled to an appropriate reduction in your payment. If you believe that you have been required to pay dues or fees used in part to support activities not related to collective bargaining, contract administration, or grievance adjustment, you may be entitled to a refund and to an appropriate reduction in future payments.

For further information concerning your rights, you may wish to contact the National Labor Relations Board (NLRB} either at one of its Regional offices or at the following address or toll free number:

National Labor Relations Board

Division of Information

1099 14th Street, N.W.

Washington, DC 20570

1-866-667-6572

1-866-316-6572 (TTY)

To locate the nearest NLRB office, see NLRB’s website at http://www.nlrb.gov.

(c) The Contractor shall comply with all provisions of Executive Order 13201 of February 17, 2001, and related implementing regulations at 29 CFR part 470, and orders of the Secretary of Labor.

(d) In the event that the Contractor does not comply with any of the requirements set forth in paragraphs (b), (c), or (g), the Secretary may direct that this contract be cancelled, terminated, or suspended in whole or in part, and declare the Contractor ineligible for further Government contracts in accordance with procedures at 29 CFR part 470, Subpart B—Compliance Evaluations, Complaint Investigations and Enforcement Procedures. Such other sanctions or remedies may be imposed as are provided by 29 CFR part 470, which implements Executive Order 13201, or as are otherwise provided by law.

(e) The requirement to post the employee notice in paragraph (b) does not apply to—

(1) Contractors and subcontractors that employ fewer than 15 persons;

(2) Contractor establishments or construction work sites where no union has been formally recognized by the Contractor or certified as the exclusive bargaining representative of the Contractor’s employees;

(3) Contractor establishments or construction work sites located in a jurisdiction named in the definition of the United States in which the law of that jurisdiction forbids enforcement of union-security agreements;

(4) Contractor facilities where upon the written request of the Contractor, the Department of Labor Deputy Assistant Secretary for Labor-Management Programs has waived the posting requirements with respect to any of the Contractor’s facilities if the Deputy Assistant Secretary finds that the Contractor has demonstrated that—

(i) The facility is in all respects separate and distinct from activities of the Contractor related to the performance of a contract; and

(ii) Such a waiver will not interfere with or impede the effectuation of the Executive order; or

(5) Work outside the United States that does not involve the recruitment or employment of workers within the United States.

(f) The Department of Labor publishes the official employee notice in two variations; one for contractors covered by the Railway Labor Act and a second for all other contractors. The Contractor shall—

(1) Obtain the required employee notice poster from the Division of Interpretations and Standards, Office of
Labor-Management Standards, U.S. Department of Labor, 200 Constitution Avenue, NW, Room N-5605, Washington, DC 20210, or from any field office of the Department’s Office of Labor-Management Standards or Office of Federal Contract Compliance Programs;

(2) Download a copy of the poster from the Office of Labor-Management Standards website at http://www.olms.dol.gov; or

(3) Reproduce and use exact duplicate copies of the Department of Labor’s official poster.

(g) The Contractor shall include the substance of this clause in every subcontract or purchase order that exceeds the simplified acquisition threshold, entered into in connection with this contract, unless exempted by the Department of Labor Deputy Assistant Secretary for Labor-Management Programs on account of special circumstances in the national interest under authority of 29 CFR 470.3 (c). For indefinite quantity subcontracts, the Contractor shall include the substance of this clause if the value of orders in any calendar year of the subcontract is expected to exceed the simplified acquisition threshold. Pursuant to 29 CFR part 470, Subpart B—Compliance Evaluations, Complaint Investigations and Enforcement Procedures, the Secretary of Labor may direct the Contractor to take such action in the enforcement of these regulations, including the imposition of sanctions for noncompliance with respect to any such subcontract or purchase order. If the Contractor becomes involved in litigation with a subcontractor or vendor, or is threatened with such involvement, as a result of such direction, the Contractor may request the United States, through the Secretary of Labor, to enter into such litigation to protect the interests of the United States.

[End of clause]

17	52.223-11	OZONE-DEPLETING SUBSTANCES	MAY/2001

(a)  Definition.  Ozone-depleting substance, as used in this clause, means any substance the Environmental Protection Agency designates in 40 CFR part 82 as –

(1)  Class I, including, but not limited to, chlorofluorocarbons, halons, carbon tetrachloride, and methyl chloroform; or

(2) Class II, including but not limited to, hydrochlorofluorocarbons

(b)  The Contractor shall label products which contain or are manufactured with ozone-depleting substances in the manner and to the extent required by 42 U.S.C. 7671j(b), (c), and (d) and 40 CFR Part 82, Subpart E, as follows:

WARNING:	Contains (or manufactured with, if applicable) * , a substance(s) which harm(s) public health and environment by destroying ozone in the upper atmosphere.

*The Contractor shall insert the name of the substance(s).

18	252.246-7000	MATERIAL INSPECTION AND RECEIVING REPORT	MAR/2003

(a) At the time of each delivery of supplies or services under this contract, the Contractor shall prepare and furnish to the Government a material inspection and receiving report in the manner and to the extent required by Appendix F, Material Inspection and Receiving Report, of the Defense FAR Supplement.

(b) Contractor submission of the material inspection and receiving information required by Appendix F of the Defense FAR Supplement by using the Wide Area WorkFlow-Receipt and Acceptance (WAWF-RA) electronic form (see paragraph (b)(1) of the clause at 252.232-7003} fulfills the requirement for a material inspection and receiving report (DD Form 250).

(End of clause)

19	52.204-4005 (TACOM)	REQUIRED USE OF ELECTRONIC CONTRACTING	JUN/2004

(a) All contract awards, modifications and delivery orders issued by TACOM will be issued electronically.  The contractor has the option to receive these actions either via the Worldwide Web (WWW) or Electronic Data Interchange (EDI).  Many provisions/clauses that appear “by reference”, meaning only clause titles and regulation site are listed; their full texts can be found at the website http://farsite.hill.af.mil/

(b) In order to be eligible to receive an award under this solicitation, the successful offeror must be registered with the Department of Defense (DOD) Central Contractor Registration (CCR).  The CCR registration process may be done electronically at the World Wide Web (WWW) site: http://www.ccr.gov/.  (In order to be registered to use EDI, you must use the long form for registration. Certification information, including information on the EDI 838 TPP, must be furnished to the Contracting Officer within 60 calendar days after contract award to complete networking requirements within the Government.)

(c) Worldwide Web Distribution.  The contractor will receive an electronic Notice of the Award, Modification, or Delivery Order via e-mail.  If you choose the WWW option, you must download the file from the appropriate TACOM webpage:

Warren: http://contracting.tacom.army.mil/awards_official.htm

Rock Island: http://aais.ria.army.mil/AAIS/AWDINFO/index.htm

Picatinny: http://procnet.pica.army.mil/Contracts/Index.htm

Red River Army Depot: http://www.redriver.army.mil/contracting/Awards

Anniston Army Depot: http://www.anadprocnet.army.mil

(d) Electronic Data Interchange.  If you choose to receive contract awards, modifications and delivery orders through EDI, they will be delivered electronically via the Federal Acquisition Network (FACNET).  Federal Standard Version 3050 of Standard X12 from the American National Standards Institute (ANSI) will be used as the format for these electronic transactions.

(1)  You must complete the EDI 838 Trading Partner Profile, and must agree (i) to subcontract with a DoD certified VAN or Value Added Service (VAS) provider, or (ii) to become DoD certified as a Value Added Network (VAN).  The EDI 838 Training Partner Profile is contained in the basic CCR registration form and includes portions of the registration form which are titled “Optional”.

(2)  You must select a VAN from the official DoD approved list.  DoD Certified VANs are listed at http://www.acq.osd.mil/ec/ecip/index.htm.  If your VAN is later removed from the official list, or if you voluntarily drop your initially selected VAN, then you must switch to a VAN that remains on the official DoD approved list.  You must maintain an active account on a DoD approved VAN for the entire duration of the contract, beginning no later than the 60th day after award.

(e) Unless otherwise specified elsewhere in the contract, all data items you are required to provide under this contract must be submitted electronically.  Acceptable formats include:

(1) Microsoft* 2002 Office Products (TACOM can currently read Office 2002* and lower.): Word, Excel, Powerpoint, or Access

(2) 100 or 250 MEGABYTE ZIP*-DISK, 3 1/2 INCH DISK, or 650 MEGABYTE CD ROM

(3) E-MAIL (Maximum size of each e-mail message is be three and one-half (3.5) megabytes).

(4) Other electronic formats.  Before submitting your data in any other electronic format, please e-mail the buyer identified on the face of the contract, with e-mail copy-furnished to amsta-idq@tacom.army.mil, to obtain a decision as to the format’s acceptability.  This e-mail must be received by the buyer not later than ten calendar days before the required data submission date.

NOTE:  The above formats may be submitted in compressed form using self-extracting files.

(f) Additional information can be obtained by sending a message to: acqcenweb@tacom.army.mil or by calling (586) 574-7059.

[End of Clause]

20	52.204-4009 (TACOM)	MANDATORY USE OF CONTRACTOR TO GOVERNMENT ELECTRONIC COMMUNICATION	MAR/2005

(a) All references in the contract to the submission of written documentation shall mean electronic submission.  All electronic submissions shall be in the formats and media described in the website: http://contracting.tacom.army.mil/ebidnotice.htm

(b) This shall include all written unclassified communications between the Government and the Contractor except contract awards and contract modifications which shall be posted on the internet. Return receipt shall be used if a commercial application is available. Classified information shall be handled in full accordance with the appropriate security requirements.

(c) In order to be contractually binding, all Government communications requiring a Contracting Officer signature must be sent from the Contracting Officer’s e-mail address.  The Contractor shall designate the personnel with signature authority who can contractually bind the contractor.  All binding contractor communication shall be sent from this contractor e-mail address(es).

(d) Upon award, the Contractor shall provide the Contracting Officer with a list of e-mail addresses for all administrative and technical personnel assigned to this contract.

(e) Unless exempted by the Procuring Contracting Officer in writing, all unclassified written communication after contract award shall be transmitted electronically.

[End of Clause]

21	52.223-4000 (TACOM)	ENVIRONMENTAL, SAFETY, AND ENERGY STANDARDS AND REGULATIONS	SEP/1978

(a) The contract price includes Contractor compliance with all federal vehicle emission, fuel economy, safety, and noise requirements and standards, hereinafter referred to as requirements, affecting the supplies to be delivered under this contract which, as of the time of bid opening in the case of sealed bidding, or as of the time for receipt of Best and Final Offers (BAFOs) in the case of a negotiated solicitation, were in effect or scheduled to become effective during the term of this contract.

(b) In the event any of these requirements are subsequently changed (i.e., altered, rescinded or postponed) and such changes have not been otherwise provided for prior to the award of this contract, and compliance is mandatory upon the Contractor, and such changes cause an increase or decrease in the cost of, or time required to perform the contract, Contractor compliance with these changes shall be subject to equitable adjustment.

(c) If any of these requirements are changed as described above, but compliance is optional on the part of the Contractor, the Contractor shall promptly notify the Government in writing and the Procuring Contracting Officer (PCO) shall have the right to decide whether the supplies yet to be accepted and delivered to the Government shall incorporate the optional changes.  After receipt of this written notice the PCO shall provide timely written advice to the Contractor of the Government’s decision and, if applicable, the effective data of such change(s).  If the PCO’s election constitutes a change which causes an increase or decrease in the cost of, or time required to perform this contract, Contractor compliance therewith shall be subject to equitable adjustment.

* * *

22	52.246-4005 (TACOM)	INSPECTION AND ACCEPTANCE POINTS: ORIGIN	FEB/1995

The Government’s inspection and acceptance of the supplies offered under this order shall take place at ORIGIN.  Offerer must specify below the exact name and address of his facility, or his subcontractor’s facility, where supplies to be furnished under this order will be available for origin inspection

Contractor’s Plant:
(Name and Address)

Subcontractor’s Plant:
(Name and Address)

[End of Clause]

23	52.246-4026 (TACOM}	LOCAL ADDRESS FOR DD FORM 250	MAR/2005

(a) The contractor must provide a copy of each Material Inspection and Receiving Report (DD 250) pertaining to this contract, to the addresses given below, using either of the following methods:

(1) Our first preference is for you to use electronic mail (e-mail), using the following e-mail address: DD250@tacom.army.mil

If Wide Area Workflow (WAWF) is used, the .pdf format version of the Material Inspection and Receiving Report from WAWF will be submitted.

(2) Our second preference is for you to use data facsimile (datafax) transmission, using this fax number:  (586) 574-7788 and use “DD250 mailbox” in the “to:” block of your fax cover or header sheet.

In either method, do not mix DD250s from more than one contract in a single transmmission.  That is, you may submit multiple DD250s in a single transmission, but they must all be against the same contract.

(b) These copies meet the requirements for the Purchasing Office copy and the Army Inventory Control Manager copy listed in tables 1 and 2 of DFARS Appendix F.

(c) The DD250 form may be found, in three different formats, on the World Wide Web at http://www.dtic.mil/whs/directives/infomgt/forms/forminfo/forminfopage2126.html

[End of Clause]

24	52.246-4028 (TACOM)	INSPECTION POINT: ORIGIN	FEB/1994

We will inspect the supplies as described elsewhere in this solicitation/contract before acceptance.   Fill-in the location, contractor’s or subcontractor’s plant, where origin inspection will occur.

CONTRACTOR’S PLANT:
(Name)

	(Address)	(City)	(County)	(State)	(Zip)

SUBCONTRACTOR’S PLANT:
(Name)

	(Address)	(City)	(County)	(State)	(Zip)

[End of Clause]

25	52.247-4005 (TACOM)	SHIPMENT OF SUPPLIES AND DETENTION OF CARRIER’S EQUIPMENT	AUG/2003

(a) Unless otherwise directed, shipment items under this contract in following order of priority:

(1)  Government/Commercial Bills of Lading or US Postal Service;

(2)   Prepaid Commercial Bill(s) of Lading with transportation charges entered as a separate item on the invoice; or

(3)   As otherwise instructed when the contract prohibits use of Government funds for transportation costs.

(b) The Contractor will request:

(1)   Government Bills of Lading and

(2)   Routing and other instructions, including Defense Transportation Regulation (DTR), DOD Regulation 4500.9-R-Part 2 Cargo Movement, as to the methods of shipment to be followed by the Contractor, or

(c)   The Contractor and subcontractor(s) must allow prompt and convenient access of carrier’s equipment to loading docks or platforms where the contract items supplies will be loaded. Any charges for detention of carrier’s equipment shall be for the account of the Contractor, except when the detention is required or caused by the Government.

[End of Clause]

25	52.247-4016 (TACOM)	HEAT TREATMENT AND MARKING OF WOOD PACKAGING MATERIALS	AUG/2005

Boxes/pallets and any wood used as inner packaging made of non-manufactured wool shall be heat-treated. All non-manufactured wood used in packaging shall be heat treated to a core temperature of 56 degrees Celsius for a minimum of 30 minutes. The box/pallet manufacturer and the manufacturer of wood used as inner packaging shall be affiliated with an inspection agency accredited by the board of review of the American Lumber Standard Committee. The box/pallet manufacturer and the manufacturer of wood used as inner packaging shall ensure traceability to the original source of heat treatment.

Marking. Each box/pallet shall be marked to show the conformance to the International Plant Protection Convention Standard. The quality mark shall be placed on both ends of the outer packaging, between the end cleats or end battens; on two sides of the pallet. Foreign manufacturers shall have the heat treatment of non-manufactured wood products verified in accordance with their National Plant Protection Organization’s compliance program. In addition, wood used as dunnage for blocking and bracing shall be ordered with ALSC certified marking for dunnage or the markings may be applied locally at two foot intervals.

[End of Clause]

LIST OF ATTACHMENTS

List of			Number
Addenda	Title	Date	of Pages	Transmitted By
Attachment 001	AUTHORIZED STOCKAGE LIST (ASL)		007